EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of United-Guardian, Inc. (the "Company") on Form 10-Q for the three-month period ended June 30, 2010, as filed with the Securities and Exchange Commission (the "Report"), I, Robert S. Rubinger, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and results of operations of the Company for the periods presented.

Date:  August 10, 2010                                                                          By: /s/ Robert S. Rubinger
 Robert S. Rubinger